SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            SCHEDULE 14A INFORMATION

                    Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934
                               (Amendment No. __)

Filed by the Registrant Check the appropriate box:

[ ]  Preliminary Proxy Statement             [ ]  Confidential, for Use of the
                                                  Commission Only (As Permitted
[X]  Definitive Proxy Statement                   by Rule 14A-6(e)(2))
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section
     240.14a-13


                           VINTAGE MUTUAL FUNDS, INC.
                (Name of Registrant as Specified In Its Charter)

    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     1)  Title of each class of securities to which transaction applies:

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     2)  Aggregate number of securities to which transaction applies:

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     3) Per unit price or other underlying value of transaction computed pursuant to Exchange 3 Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

       -------------------------------------------------------------------------

    4)  Proposed maximum aggregate value of transaction:

       -------------------------------------------------------------------------

    5)  Total fee paid:

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[ ] Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

    1)  Amount previously paid:

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    2)  Form, Schedule or Registration Statement No.:

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    3)  Filing Party:

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    4)  Date Filed:

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                                       2

                           VINTAGE MUTUAL FUNDS, INC.

                         Government Assets Fund T Shares
                   Liquid Assets Fund - S, S2, T, and I Shares
                   Municipal Assets Fund - S, T, and I Shares
                           Institutional Reserves Fund
                         Institutional Money Market Fund
                         Vintage Limited Term Bond Fund
                                Vintage Bond Fund
                           Vintage Municipal Bond Fund

                         SPECIAL MEETING OF SHAREHOLDERS
                                   TO BE HELD

                                December 16, 2005
                                    8:30 a.m.

                                1415 28th Street
                               Century II Building
                                    Suite 200
                        West Des Moines, Iowa 50266-1461


Dear Shareholder:

At a Board of Directors meeting on October 26, 2005 the Board considered and approved a new Investment Advisory Agreement for the Vintage Mutual Fund, Inc. ("VINTAGE") and each of its funds (the "Vintage Funds") - Government Assets Fund, Liquid Assets Fund, Municipal Assets Fund, Institutional Reserves Fund, Institutional Money Market Fund, Vintage Limited Term Bond Fund, Vintage Bond Fund, Vintage Municipal Bond Fund. This action was taken as a result of the announcement that our investment adviser, Investors Management Group, Ltd. ("IMG"), would be acquired by West Bancorporation, Inc., a West Des Moines-based bank holding company.

Under the laws applicable to investment advisers and us, a change of control of IMG immediately terminates the current Investment Advisory Agreement as to each of the Vintage Funds. To permit IMG to continue to serve as each of the Vintage Funds investment adviser after the change of control, the Board approved a new Investment Advisory Agreement with IMG, effective on the date of the change of control. This "new" agreement is identical in all material respects to the current Investment Advisory Agreement, except as to its term. The law also requires that we submit the approval of the new Investment Advisory Agreement to our shareholders. As a result we have called a meeting of all shareholders of the Vintage Funds to be held on December 16, 2005 at 8:30 a.m. at IMG's offices located at 1415 28thStreet, Century II Building, Suite 200, West Des Moines, Iowa 50266-1461.

No change to the service provided by IMG is anticipated. The IMG investment staff, Jeff Lorenzen, Laurie Mardis, and Kevin Croft is all anticipated to continue to manage VINTAGE's investments. The IMG administrative staff led by Amy Mitchell will also continue to serve us. In the end, the change will simply result in IMG being owned by an Iowa banking organization, which many of you may know, and do business with.

The approval of a new Investment Advisory Agreement requires the approval of the Shareholders of each of the Vintage Funds to be effective. As a result we have called a meeting of Shareholders to consider and approve the new agreement. In consideration of these matters and on behalf of our Board of Directors we encourage you to execute and return the proxy provided herein. The official Notice of the Meeting and the Proxy Statement with the form of Proxy, which describes the proposal and how to vote, is enclosed.

Your vote is important. While you may attend the meeting in person and vote, you may vote by proxy as described in the Proxy Statement. If you choose to vote by proxy, you are asked to sign, date, and return the proxy card in the enclosed postage-paid return envelope. Returning your proxy card to us will not prevent you from otherwise voting in person, but will assure that your vote will be counted if you are not in attendance and will ensure that a quorum will be present at the meeting, which will avoid the additional expense of further proxy solicitation if a quorum is not present.

It is very important that your proxy be received promptly. We need to receive your card no later than December 14, 2005.

The VINTAGE Board of Directors recommends that the Shareholders approve the new Investment Advisory Agreement.

Dated November 14, 2005                  /s/ Jeffrey D. Lorenzen, President
                                         ---------------------------------------
                                             Vintage Mutual Funds, Inc.

         NOTICE OF SPECIAL MEETING OF ALL CLASSES OF SHAREHOLDERS OF THE

                             Government Assets Fund
                               Liquid Assets Fund
                              Municipal Assets Fund
                           Institutional Reserves Fund
                         Institutional Money Market Fund
                         Vintage Limited Term Bond Fund
                                Vintage Bond Fund
                           Vintage Municipal Bond Fund

                                   to be held

                                December 16, 2005
                                       at

                                1415 28th Street
                               Century II Building
                                    Suite 200
                        West Des Moines, Iowa 50266-1461

NOTICE IS HEREBY GIVEN that a Meeting of the Shareholders (the "Meeting") of the Government Assets Fund, Liquid Assets Fund, Municipal Assets Fund, Institutional Reserves Fund, Institutional Money Market Fund, Vintage Limited Term Bond Fund, Vintage Bond Fund, Vintage Municipal Bond Fund (collectively the "Vintage Funds" or individually a "Fund") of the Vintage Mutual Funds, Inc. ("VINTAGE"), will be held on December 16, 2005 at 8:30 a.m. local time at 1415 28thStreet, Century II Building, Suite 200, West Des Moines, Iowa 50266-1461 for the following purposes:

     To approve a new Investment Advisory Agreement with Investment Management Group, Ltd. to be effective upon the closing of the acquisition of Investors Management Group, Ltd. by West Bancorporation, Inc.

The Board of Directors of VINTAGE fixed the close of business on November 4, 2005 as the record date (the "Record Date") for determining the Shareholders who are entitled to notice of, and to vote at, the Meeting or any adjournments thereof. The proposal to approve a new Investment Advisory Agreement with Investors Management Group, Ltd. will be voted on by the shareholders of each of the Vintage Funds. Only Shareholders of the Vintage Funds as of the Record Date are entitled to cast one vote per share, for each matter to be voted on for that Fund. Please read the full text of the accompanying Proxy Statement for a complete understanding of the proposal.

Your vote is important. Please sign, date, and return the accompanying proxy card in the enclosed postage-paid return envelope. Returning your proxy card will not prevent you from voting in person, but will assure that your vote will be counted if you are unable to attend the meeting, and will ensure that a quorum will be present at the meeting, which will avoid the additional expense of further proxy solicitation if a quorum is not present. It is very important that your proxy be received promptly. We must receive your vote by no later than December 14, 2005. The enclosed proxy is being solicited by the Board of Directors of VINTAGE. The Board of Directors recommends that you vote in favor of the new Investment Advisory Agreement.

                                   By Order of the Board of Directors

                                   /s Amy Mitchell
                                   ---------------------------------------
                                   Secretary

                                   Des Moines, Iowa
 November 14, 2005

                           VINTAGE MUTUAL FUNDS, INC.
                      c/o Investors Management Group, Ltd.
                                1415 28th Street
                               Century II Building
                                    Suite 200
                        West Des Moines, Iowa 50266-1461
                                  515-244-5426
                                  800-798-1819

                                 PROXY STATEMENT
                         SPECIAL MEETING OF SHAREHOLDERS

                               GENERAL INFORMATION

We are providing you with this Proxy Statement in connection with the solicitation of proxies by, and on behalf of the Government Assets Fund, Liquid Assets Fund, Municipal Assets Fund, Institutional Reserves Fund, Institutional Money Market Fund, Vintage Limited Term Bond Fund, Vintage Bond Fund, Vintage Municipal Bond Fund (collectively the "Vintage Funds" or individually a "Fund") of the Vintage Mutual Funds, Inc. ("VINTAGE"), for use at the Special Meeting of Shareholders to be held at 1415 28th Street, Century II Building, Suite 200, West Des Moines, Iowa 50266-1461 on December 16, 2005, at 8:30 a.m. local time, and at any and all postponements or adjournments thereof (the "Meeting"). This proxy statement, the accompanying form of proxy, and the Notice of Special Meeting was first mailed or given to Shareholders on or about November 14, 2005.

Because many of the Vintage Funds Shareholders may be unable to attend the Meeting in person, the Board of Directors is soliciting proxies to give each Shareholder an opportunity to vote on all matters presented at the Meeting. Shareholders are urged to:

    (1) read this Proxy Statement carefully;

    (2) specify their choice in each matter by marking the appropriate box on the enclosed Proxy;

    (3) sign, date and return the Proxy by mail in the postage-paid, return envelope provided.

If the accompanying proxy is executed properly by the Shareholder and returned, the Shareholders so voting will be deemed to have voted their shares at the Meeting in accordance with the instructions given. The Board of Directors of VINTAGE recommends a vote FOR all proposals. If no instructions are given, the Shareholder's Units will be voted FOR the approval of all proposals and any other business as may properly come before the Meeting.

Vintage Funds' annual and semi-annual reports have previously been delivered to shareholders. Such reports, however, are available at no cost by calling toll-free to 800-798-1819, or by writing to VINTAGE in care of Investors Management Group, Ltd. at 1415 28th Street, Century II Building, Suite 200, West Des Moines, Iowa 50266-1461. They can also be accessed from the Vintage Funds website at www.vintagefunds.com.

Your vote is important. Please take a moment now to sign, date, and return the accompanying proxy card in the enclosed postage-paid return envelope. Returning your proxy card will not prevent you from voting in person, but will assure that your vote will be counted if you are unable to attend the meeting, and will avoid the additional expense of further proxy solicitation and will ensure that a quorum is represented at the meeting.

                   QUESTION AND ANSWER SUMMARY: ABOUT THE VOTE

What is being voted on at the Meeting?

As more fully described in this proxy statement, the Board of Directors of VINTAGE is asking Shareholders to consider and vote on the following proposal:

     To approve a new Investment Advisory Agreement with Investors Management Group, Ltd. to be effective upon the acquisition of the Investors Management Group, Ltd. by West Bancorporation, Inc.

We may also transact any other business as may properly come before the Meeting or any adjournment thereof.

Who can vote at the Meeting?

The Board of Directors has set November 4, 2005 as the record date for the Meeting. Only Shareholders of the Vintage Funds at the close of business on the record date will be entitled to receive notice of and to vote at the Meeting. Each Shareholder will be entitled to one vote per share for each Fund they are a shareholder, regardless of the class. All Shareholders of a Fund regardless of class, vote collectively as to that Fund on this proposal.

What constitutes a quorum for the Meeting?

Quorum for the Meeting is based on the number shares outstanding held by Shareholders in each Fund that are represented in person or by proxy. To have a quorum for a Fund we need a majority of the Shares of that Fund to be present, in person, or by proxy. Proxies received will be considered present at the Meeting for purposes of establishing a quorum for the transaction of business at the Meeting. The vote with respect to each Fund will be tabulated separately. For purposes of determining a quorum for transacting business at the Special Meeting, abstentions and broker "non-votes" (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power)will be treated as shares that are present but which have not been voted. For this reason, abstentions and broker non-votes will have the effect of a "no" vote for purposes of obtaining the requisite approval of the proposal.


If a quorum is not present at the Meeting, or if a quorum is present at the Meeting, but sufficient votes to approve a proposal are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies with respect to a proposal. In determining whether to adjourn the Meeting, the following factors may be considered: the percentage of votes cast, the percentage of negative votes cast, the nature of any further solicitation and the information to be provided to shareholders with respect to the reasons for the solicitation. Any adjournment will require the affirmative vote of a majority of shares of each Fund represented in person or by proxy at the Meeting. In that case, the persons named as proxies will vote all proxies required to be voted for a proposal, FOR such an adjournment; provided, however, any proxies required to be voted against a proposal will be voted AGAINST such adjournment.

How to vote?

If Shareholder completes and properly signs the accompanying proxy card and returns it to us, it will be voted as they direct, unless they later revoke the proxy. Unless instructions to the contrary are marked, or if no instructions are specified, Shareholders represented by a proxy will be voted FOR the proposal set forth on the proxy, and in the discretion of the persons named as proxies on such other matters as may properly come before the Meeting. If you do not complete a proxy card and return it to us or vote at the meeting, you will be treated as if you voted AGAINST a proposal. Should you check the box labeled ABSTAIN on the proxy card and return it to us, you will be treated as if you voted AGAINST a proposal.

If you attend the Meeting, you may deliver your completed proxy card or vote in person or you may mail the proxy card to us in the envelope provided.

Can the vote be changed after return of the proxy card?

Yes. Even after you have submitted your proxy, you may change your vote at any time before the proxy is exercised by filing with our Secretary, at the address indicated above, either a written notice of revocation, a duly executed proxy bearing a later date, or if you vote in person at the Meeting. The powers of the proxy holders will be suspended if you attend the Meeting in person and so request. However, attendance at the Meeting will not by itself revoke a previously granted proxy.

Any written notice of revocation sent to us must include the Shareholder's name and must be received prior to the Meeting to be effective.

What vote is required to approve the proposals?

The approval of the New Investment Advisory Agreement as to each Fund requires the affirmative vote of the lesser of (a) 67 percent or more of the shares of the Fund present at the Meeting if the owners of more than 50 percent of the shares of the Fund entitled to vote at the Meeting are present in person or by proxy, or (b) more than 50 percent of the outstanding shares of the Fund entitled to vote at the Meeting.

Abstentions and broker non-votes are counted in tabulations of the votes cast on proposals presented to Shareholders. Therefore, for all matters presented at the Meeting, abstentions and broker non-votes will have the same effect as a vote against the proposals.

             PROPOSAL TO APPROVE A NEW INVESTMENT ADVISORY AGREEMENT

Investors Management Group, Ltd. ("IMG") 1415 28th Street, West Des Moines, Iowa 50266 has been the investment adviser for VINTAGE since VINTAGE's inception. IMG is a wholly owned subsidiary of AMCORE Investment Group, N.A., a national bank. AIG is a wholly owned subsidiary of AMCORE Financial, Inc. ("AMCORE") which is a publicly traded mutli-bank holding company. AMCORE are based in Rockford, Illinois and is engaged in banking and related financial services businesses in Illinois and Wisconsin. On October 23, 2005, AMCORE executed a Stock Purchase Agreement with West Bancorporation, Inc. ("West Bancorp") that, if consummated, will result in IMG being acquired by and becoming a wholly owned subsidiary of West Bancorp (the "Transaction"). West Bancorp is a publicly traded bank holding company that owns and operates West Bank, an Iowa state charted bank. West Bank operates several branches in greater Des Moines as well as other locations in Iowa. West Bancorp and West Bank have offices in West Des Moines, Iowa. West Bancorp also owns and operates WB Capital Management Inc,. d/b/a VMF Capital, a registered investment advisor, which provides investment advisory services to West Bank's customers. Closing of the Transaction is to occur on or before December 31, 2005.

Under the laws applicable to IMG and VINTAGE, the acquisition of IMG by West Bancorp will result in the automatic termination of the current Investment Advisory Agreement between VINTAGE and IMG ("Current Advisory Agreement"). Consequently, in order for IMG to continue to serve as VINTAGE's Investment Adviser, a "new" Advisory Agreement (the "New Advisory Agreement"), effective upon the consummation of the Transaction must be approved by the Board of Directors and the Shareholders. In the event that the Transaction does not occur, IMG will continue to manage VINTAGE's assets under the Current Advisory Agreement.

At its Meeting on October 26, 2005, the VINTAGE Board of Directors was provided information regarding the Transaction and West Bancorp's plans for IMG after the Transaction is consummated. There is not anticipated to be any material change to the investment management structure of IMG. Jeff Lorenzen, IMG's Chief Investment Officer, President and Director, along with his portfolio managers Laurie Mardis and Kevin Croft are expected to continue in these positions and will be subject to employment agreements for at least a three-year period after the Transaction. In addition, IMG's Secretary, Treasurer, Director and Operations Manager, Amy Mitchell, will also be subject to an employment agreement and will continue for at least a three-year period after the Transaction. Other investment analysts and administrative staff are also expected to continue to be employed by IMG after the transaction. Patricia Bonavia, a Director and the Chief Executive Officer of IMG will, however, resign. Subsequent to the Transaction it is expected that West Bancorp will appoint a Director to the IMG Board to replace Ms. Bonavia and may add additional Directors, however, who may be appointed or when this may occur, is presently undecided.

The Current Advisory Agreement

The Current Advisory Agreement is attached to this Proxy Statement as Appendix
A. The following is a summary of the essential terms of the Current Advisory Agreement. The form of the New Advisory Agreement is identical except with respect to its term. The term of the New Advisory Agreement commences on the date that the Transaction is closed and ends on June 30, 2007. This Summary is qualified in its entirety by reference to the Current and New Advisory Agreement.

Duties

IMG provides a continuous investment program for the Vintage Funds, including investment research and management with respect to all securities, investments, and cash equivalents in the Funds. The Investment Adviser will determine from time to time what securities and other investments will be purchased, retained or sold by the Company with respect to the Vintage Funds.

Fees

Institutional Money Market Fund - Annual rate of thirty-five one-hundredths of one percent (0.35%) of the average daily net assets of such Fund.

Government Assets Fund - Annual rate of forty one-hundredths of one percent (0.40%) of the average daily net assets of such Fund.

Liquid Assets Fund - Annual rate of thirty-five one-hundredths of one percent (0.35%) of the average daily net assets of such Fund.

Municipal Assets Fund - Annual rate of thirty-five one-hundredths of one percent (0.35%) of the average daily net assets of such Fund.

Institutional Reserves Fund - Annual rate of thirty-five one-hundredths of one percent (0.35%) of the average daily net assets of such Fund.

Vintage Limited Term Bond Fund - Annual rate of fifty one-hundredths of one percent (0.50%) of the average daily net assets of such Fund.

Vintage Bond Fund - Annual rate of fifty-five one-hundredths of one percent (0.55%) of the average daily net assets of such Fund.

Vintage Municipal Bond Fund - Annual rate of fifty one-hundredths of one percent (0.50%) of the average daily net assets of such Fund.

All fees are computed daily and paid monthly.

Limitations of Liability

IMG is not liable for any error of judgment or mistake of law or for any loss suffered by the Vintage Funds in connection with the performance of its duties, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from its willful misfeasance, bad faith or negligence or from reckless disregard by it of its obligations and duties under this Agreement.

Expenses

IMG pays all expenses incurred by it in connection with its activities under this Agreement other than the cost of securities (including brokerage commissions, if any) purchased for the Funds.

For the fiscal year ending March 31, 2005 VINTAGE paid IMG the following amounts in fees under the Current Advisory Agreement.

Government Assets Fund                                        $  424,184
Institutional Reserves Fund                                   $  171,334
Institutional Money Market                                    $    1,514
Liquid Assets Fund                                            $  327,092
Municipal Assets Fund                                         $   87,405
Limited Term Bond Fund                                        $  315,200
Bond Fund                                                     $  642,889
Municipal Bond Fund                                           $  204,727

In addition to advisory fees paid to IMG under Current Advisory Agreement, IMG is also paid other amounts under certain other agreements for various services not involving investment advisory services in connection with operating VINTAGE on a daily basis. The other agreements will continue regardless whether the New Advisory Agreement is approved. These other agreements are not required to be approved by the Shareholders under the 40 Act as a result of the Transaction and as a result the Board of Directors is not submitting these other agreements to the Shareholders for approval. The amounts and purpose of such other payments under these other agreements to IMG and to affiliates for the same period are as follows:

Fund Accounting:

Government Assets Fund                                         $  31,814
Institutional Reserves Fund                                    $  14,686
Institutional Money Market                                     $     130
Liquid Assets Fund                                             $  28,036
Municipal Assets Fund                                          $   7,492
Limited Term Bond Fund                                         $  18,912
Bond Fund                                                      $  35,067
Municipal Bond Fund                                            $  12,284

Transfer Agency:

Government Assets Fund                                         $       0
Institutional Reserves Fund                                    $   6,000
Institutional Money Market                                     $       0
Liquid Assets Fund                                             $   8,000
Municipal Assets Fund                                          $   2,000
Limited Term Bond Fund                                         $       0
Bond Fund                                                      $       0
Municipal Bond Fund                                            $       0

Administration:

Government Assets Fund                                          $222,697
Institutional Reserves Fund                                     $102,801
Institutional Money Market                                      $    909
Liquid Assets Fund                                              $196,255
Municipal Assets Fund                                           $ 52,443
Limited Term Bond Fund                                          $163,904
Bond Fund                                                       $303,911
Municipal Bond Fund                                             $106,458

Distribution and Shareholder Servicing:

Government Assets Fund                                         $       0
Institutional Reserves Fund                                    $       0
Institutional Money Market                                     $       0
Liquid Assets Fund                                             $  39,833
Municipal Assets Fund                                          $   8,345
Limited Term Bond Fund                                         $       0
Bond Fund                                                      $       0
Municipal Bond Fund                                            $       0

The names and principal occupations of IMG principal executive officers and directors are as follows:

Jeffrey D. Lorenzen - Director, President and Chief Investment Officer - IMG. Mr. Lorenzen's principal occupation has been as a Portfolio Manager and in various other investment related positions for IMG since 1992.

Amy Mitchell, Director - Vice President, Treasurer, Chief Financial and Operations Officer and Secretary - IMG. Ms. Mitchell's principal occupation has been Operations Manager for IMG since 1990.

Vera Lichtenberger - Chief Compliance Officer - IMG. Ms. Lichtenberger's principal occupation is an attorney and has served as Chief Compliance Officer for IMG since September 2004.

Patricia Bonavia - Director and Chief Executive Officer. Ms. Bonavia's principal occupation is as President of AMCORE Investment Services, a division of AMCORE Investment Group, N.A. a national bank and immediate parent of IMG.

Each such person's address, except for Patricia Bonavia is that of IMG. Patricia Bonavia's address is 501 Seventh Street, Rockford, Illinois. As noted above, all will continue to serve in these same capacities after the Transaction is consummated, except Patricia Bonavia, who will resign on the date the Transaction is consummated.

Jeffrey D. Lorenzen has been designated as Principal Executive Officer of VINTAGE, Amy Mitchell has been designated as Chief Financial Officer of VINTAGE and Vera Lichtenberger serves as VINTAGE's Chief Compliance Officer.

The New Advisory Agreement

The New Advisory Agreement is identical in form as the Current Advisory Agreement, except that it will have a different term. The initial term of the New Advisory Agreement will reflect the date on which the Transaction is consummated (currently anticipated to be on or about December 31, 2005) as its new effective date. Assuming that the New Advisory Agreement is approved by Shareholders, the New Advisory Agreement will then continue in effect until June 30, 2007. Thereafter, the New Advisory Agreement will continue in effect for successive annual periods, provided its continuance is approved at least annually by (1) a majority vote, cast in person at a meeting called for that purpose of the VINTAGE Directors that are not interested persons of VINTAGE or
(2) a vote of the holders of a majority of the outstanding shares of each Vintage Fund.

Board Considerations Relating to the New Advisory Agreement

On October 26, 2005, the Board of Directors held a meeting called for the purpose of considering, among other things the New Advisory Agreement and, after careful review, determined that approving the New Advisory Agreement was in the best interests of the Shareholders. At the meeting, senior officers of IMG and AMCORE discussed the Transaction and the need to approve the New Advisory Agreement due to the change of control of IMG. Representatives of West Bancorp also were present and discussed their plans for IMG. The Board of Directors considered a wide range of information, including information of the type they considered in February 2005 when they last determined to continue the Current Advisory Agreement. In determining that the New Advisory Agreement was in the best interests of the Shareholders, the Board of Directors considered all factors deemed to be relevant to VINTAGE, including, but not limited to:

     o the expectation that the operation of IMG and VINTAGE's day-to-day management, including the portfolio managers, will remain unchanged for the foreseeable future;

     o IMG and its personnel (including particularly those personnel with responsibilities for providing services to VINTAGE ), resources, and investment process will remainunchanged;

     o IMG will have access to the resources and personnel of West Bancorp and its other subsidiaries;

     o    the financial viability of IMG will remain unchanged;

     o the terms of the New Advisory Agreement, including the fees, will be the same asthose of the Current Advisory Agreement;

     o the nature, extent, and quality of the services that IMG has been providing to VINTAGE Fund will remain unchanged;

     o    the investment performance of VINTAGE over various periods;

     o the advisory fee rate payable to IMG by VINTAGE and by other client accounts managed by IMG;

     o the total expense ratio of VINTAGE and of similar funds managed by other advisers;

     o    compensation payable by VINTAGE to IMG for other services;

     o the historical profitability of the Current Advisory Agreement to IMG and to AMCORE and the projected profitability of the New Advisory Agreement to West Bancorp;

     o the extent to which economies of scale would be realized from the fee structure as VINTAGE grows.

The Board considered the level and depth of knowledge of the staff of IMG and the fact that IMG has served as VINTAGE'S investment adviser and administrator since 1998. The Board was advised that West Bancorp had negotiated long term employment contracts with key employees of IMG, including its portfolio managers
- Jeffrey Lorenzen, Laurie Mardis, Kevin Croft and IMG operations manager Amy Mitchell. West Bancorp indicated that they also intend to retain for the foreseeable future most if not all of the other IMG employees that currently provide services to VINTAGE. IMG staff and West Bancorp further assured the Board that IMG administrative and technological resources and the processes in place to manage VINTAGE'S investments would remain unchanged or actually be enhanced.

In evaluating the quality of services provided by IMG, the Board took into account its familiarity with IMG's management through their long relationship, committee meetings, quarterly board meetings, routine conversations, and reports. West Bancorp assured the Board of its commitment to provide IMG with additional resources if and when needed to not just keep business as usual, but grow and enhance the business. West Bancorp noted that as a publicly traded company on NASDAQ it had a strong financial balance sheet for a bank holding company of its size. There were no plans to take any actions that would adversely affect IMG's financial viability, which has also been strong and consistently profitable over the years. It was observed that West Bancorp and IMG were well capitalized, that IMG currently carries no debt and it is not anticipated that it will incur any debt in the future.

The Board compared the advisory fees and total expense ratio of VINTAGE with various comparative data that it had been provided with previously in approving VINTAGE's Current Advisory Agreement. This data compared the advisory fee to be paid under the Current Advisory Agreement and estimates of the other expenses to be paid by VINTAGE to advisory fees and other expenses paid by comparable funds. The comparative data assisted the Board in assessing the fairness and reasonableness of advisory fee to be paid under the Current Advisory Agreement as well as the total estimated expenses to be paid by VINTAGE. This data indicated that the advisory fees was comparable with VINTAGE'S peers and that the total expenses of each Fund were about average with similar funds. In assessing the reasonableness of the advisory fee, the Board was also provided information about IMG's profits and costs. The Board noted that IMG's profit margin had declined in recent years. It was observed that the decline in profitability was driven in part to a decline in assets under management while cost of operations remained constant. In addition, competitive factors were pushing IMG to waive fees in some situations to keep a Fund or Funds competitive. The Board also noted that while the fees paid under the Current Advisory Agreement were not subject to any breakpoints, that IMG would agree to breakpoints in the future if the assets under management increased significantly from present levels.

The Board considered VINTAGE's recent performance results and noted that the Board reviews on a quarterly basis information about VINTAGE's performance results, portfolio composition, and investment strategies. This information demonstrated average performance over the last five years, but improved performance over the last couple of years compared to VINTAGE's peers.

The Board also considered other fees paid to IMG under other agreements. The Board noted that VINTAGE's advisory fee and total expenses were equal to or below the median of advisory fees and total expenses paid by its peer group of funds.

In considering the approval of the New Advisory Agreement, the Board, including the Disinterested Directors, did not identify any single factor as controlling. Based on the Board's evaluation of all factors that it deemed to be relevant, the Board, concluded that IMG has demonstrated that it possesses the capability and resources necessary to perform the duties required of it under the New Advisory Agreement; the costs of services to be provided and profits to be realized by IMG are average in comparison to those of investment advisers of comparable funds; and the proposed advisory fee is fair and reasonable, given the nature, extent and quality of the services to be rendered by IMG. The Board further determined that the change in control of IMG did not present any material change in the type, and quality of service it would provide to VINTAGE. Noting that the realization of economies of scale is reflected by including breakpoints in the advisory fee schedule, the Board concluded that VINTAGE's shareholders would not benefit from economies of scale as VINTAGE grows, unless IMG would agree to the imposition of such breakpoints. Based on statements made by IMG's and West Bancorp's management regarding their willingness to agree to breakpoints if assets under management grow, the Board noted that economies of scale would likely be achieved.

The Directors also considered the provisions of Section 15(f) of the 1940 Act, which provides, in relevant part, that affiliated persons may receive compensation if (1) for a period of three years after the Transaction at least 75 percent of the Directors of VINTAGE are independent of IMG and (2) an "unfair burden" is not imposed on VINTAGE as a result of the Transaction. IMG and AMCORE have agreed to pay all costs associated with the 2005 Special Meeting of Shareholders due to the Transaction. In addition, if the Transaction is consummated, it is expected that all but one of the Fund's Directors will continue to be Disinterested Directors.

After carefully reviewing all of these factors, the Board, unanimously approved the New Advisory Agreement and recommended that VINTAGE's Shareholders vote to approve the New Advisory Agreement.



                             ADDITIONAL INFORMATION

The Adviser

The Adviser is an Iowa corporation organized in 1982 and has been registered as an investment adviser under the Investment Advisers Act of 1940, as amended since that time. The business address of IMG is 1415 28th Street, Century II Building, Suite 200, West Des Moines, Iowa 50266-1461.

As of September 30, 2005, IMG had approximately $4 billion in assets under management. IMG's clients include pensions, foundations, endowments, insurance companies, and one open-end mutual fund, the Vintage Mutual Funds, Inc.

Brokerage Commissions

The Fund does not participate and does not in the future intend to participate in soft dollar or directed brokerage arrangements.

Record Date and Number of Outstanding Units

The Board of Directors of VINTAGE has fixed the close of business on November 4, 2005 as the Record Date for the determination of Shareholders entitled to notice of and to vote at the Meeting and any adjournment thereof. Only Shareholders of record with positive account balances in the Portfolios at the close of business on the Record Date are entitled to notice of and to vote at the Meeting and any adjournment thereof. On this record date, the outstanding shares of the Vintage Funds were as follows:


Fund                                        # Shares

Government Assets Fund                    56,477,224.049
Liquid Assets Fund                       119,724,906.811
Municipal Assets Fund                     19,826,068.370
Institutional Reserves Fund               62,688,746.790
Institutional Money Market Fund           40,071,157.590
Vintage Limited Term Bond Fund              5,393,624.578
Vintage Bond Fund                         10,954,174.640
Vintage Municipal Bond Fund                 3,380,741.248

Security Ownership of Certain Beneficial Owners

As of the Record Date, all Directors and Officers of VINTAGE, as group, owned 8,334.710 shares of the Vintage Funds as set forth below.

Fund                                        # Shares             % outstanding

Government Assets Fund                      7,131.610                   0%
Liquid Assets Fund                          1,203.100                   0%
Municipal Assets Fund                               0                   0%
Institutional Reserves Fund                         0                   0%
Institutional Money Market Fund                     0                   0%
Vintage Limited Term Bond Fund                      0                   0%
Vintage Bond Fund                                   0                   0%
Vintage Municipal Bond Fund                         0                   0%


The following table sets forth information regarding beneficial ownership of the Vintage Funds shares, by all Shareholders known to VINTAGE to be the beneficial owner of five percent or more of the outstanding shares. Unless otherwise noted in the footnotes following the table, the information is provided as of November 4, 2005 and the persons as to whom information is given have sole voting and investment power over the shares beneficially owned.

Fund                                      Shareholder              # Shares

Government Assets Fund                 Swebak & Company          35,881,981.390
                                AMCORE Financial Security Plan    4,106,555.020

Liquid Assets Fund                   Coast Commercial Bank       17,379,068.350
                                    The IMA Financial Group      15,898,756.010
                                       Swebak & Company          12,387,011.030
                                 Energy Risk Associates, Inc.     7,248,369.450

Municipal Assets Fund                  Swebak & Company          15,582,122.030

Institutional Reserves Fund          Dixon Public Schools        14,339,422.950
                                     Village of Machesney         6,319,821.690
                                      Rock Falls Twp High         5,456,328.580
                                       Swebak & Company           5,309,342.300
                                     Lee County Treasurer         4,438,330.330
                                 Regional Office of Education     3,506,457.440

Institutional Money Market Fund          Iowa City CSD           19,607,114.370
                                           Ames CSD               8,008,638.780
                                          Waukee CSD              6,720,390.060
                                         Davenport CSD            2,619,359.320

Vintage Limited Term Bond Fund         Swebak & Company           3,883,331.755
                                   AMCORE Financial Security         428,979.949

Vintage Bond Fund                      Swebak & Company           8,054,120.911

Vintage Municipal Bond Fund            Swebak & Company           3,080,268.570



                             SOLICITATION OF PROXIES

This solicitation is being made by mail on behalf of the Board of Directors of VINTAGE, but may also be made without additional remuneration by officers or employees of the Adviser by telephone, telegraph, facsimile transmission, electronic mail, or personal interview. The expense of the printing and mailing of this Proxy Statement and the enclosed form of Proxy and Notice of Special Meeting, and any additional material relating to the Meeting, which may be furnished to Shareholders by the Board subsequent to the furnishing of this Proxy Statement, has been or will be borne by Investors Management Group, Ltd. and or AMCORE Investment Group, N.A. To obtain the necessary representation of Shareholders at the Meeting, supplementary solicitations may be made by mail, electronic mail, telephone, or interview by officers of VINTAGE or employees of the Adviser. It is anticipated that the cost of any other supplementary solicitations, if any, will not be material.

                  SHAREHOLDER PROPOSALS FOR NEXT ANNUAL MEETING

Annual meetings of Shareholders are not required to be held unless they are necessary under the 1940 Act. Therefore, although the Board of Directors has determined to hold a special meeting this year VINTAGE may not hold Shareholder meetings on an annual basis. A Shareholder proposal intended to be presented at any meeting hereafter called must be received at VINTAGE's offices in a reasonable time before VINTAGE begins to print and mail its proxy materials for that meeting, in order to be considered for inclusion in VINTAGE's proxy statement and form of proxy relating to such meeting. If a Shareholder fails to submit the proposal by such date, VINTAGE will not be required to provide any information about the nature of the proposal in its proxy statement, and the proposal will not be considered at that next annual meeting of Shareholders.

Proposals should be sent to Amy Mitchell, VINTAGE, Secretary, at VINTAGE. The submission by a Shareholder of a proposal for inclusion in a proxy statement does not guarantee that it will be included. Shareholder proposals are subject to certain regulations under the federal securities laws.

                                  OTHER MATTERS

The Board is not aware of any matters to come before the Meeting, other than the proposals specified in the Notice of Special Meeting. However, if any other matter requiring a vote of the Shareholders should arise at the Meeting, it is the intention of the persons named in the accompanying Proxy to vote such Proxy in accordance with their best judgment.

                                   Appendix A

                           CURRENT ADVISORY AGREEMENT

                          INVESTMENT ADVISORY AGREEMENT
                            Amended December 1, 2004

THIS AGREEMENT made as of February 13, 1998, between the Vintage Mutual Funds, Inc., a Maryland Corporation (herein called the "Company"), and Investors Management Group, a federally registered investment adviser having its principal place of business in Des Moines, Iowa (herein called the "Investment Adviser").

WHEREAS, the Company is registered as an open-end, diversified, management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"); and

WHEREAS, the Company desires to retain the Investment Adviser to furnish investment advisory and administrative services to the ten existing investment portfolios of the Company and may retain the Investment Adviser to serve in such capacity to certain additional investment portfolios of the Company, all as now or hereafter may be identified in Schedule A hereto (such initial investment portfolio and any such additional investment portfolios together called the "Funds") and the Investment Adviser represents that it is willing and possess legal authority to so furnish such services without violation of applicable laws (including the Glass-Steagall Act) and regulations:

NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, it is agreed between the parties hereto as follows:

1. APPOINTMENT. The Company hereby appoints the Investment Adviser to act as investment adviser to the Funds for the period and on the terms set forth in this Agreement. The Investment Adviser accepts such appointment and agrees to furnish the services herein set forth for the compensation herein provided. Additional investment portfolios may from time to time be added to those covered by this Agreement by the parties executing a new Schedule A which shall become effective upon its execution and shall supersede any Schedule A having an earlier date.

2. DELIVERY OF DOCUMENTS. The Company has furnished the Investment Adviser with copies properly certified or authenticated of each of the following:

     (a) the Company's Articles of Incorporation, dated November 15, 1994, and filed with the Secretary of State of Maryland on November 16, 1994, and any and all amendments thereto or restatements thereof (such Articles, as presently in effect and as it shall from time to time be amended or restates, is herein called the "Articles of Incorporation");

     (b)  the Company's By Laws and any amendments thereto;

     (c) resolutions of the Company's Board of Directors authorizing the appointment of the Investment Adviser and approving this Agreement;

     (d) the Company's Notification of Registration on Form N-8A under the 1940 Act as filed with the Securities and Exchange Commission on December 13, 1994, and all amendments thereto;

     (e) the Company's Registration Statement on Form N-1A under the Securities Act of 1933, as amended (the "1933 Act"), and under the 1940 Act as filed with the Securities and Exchange Commission and all amendment thereto; and

     (f) the most recent Prospectus and Statement of Additional Information of each of the Funds (such Prospectus and Statement of Additional Information, as presently in effect, and all amendments and supplements thereto, are herein collectively called the "Prospectus").

          The Company will furnish the Investment Adviser from time to time with copies of all amendments of or supplements to the foregoing.

3. MANAGEMENT. Subject to the supervision of the Company's Board of Directors, the Investment Adviser will provide a continuous investment program for the Funds, including investment research and management with respect to all securities and investments and cash equivalents in the Funds. The Investment Adviser will determine from time to time what securities and other investments will be purchased, retained, or sold by the Company with respect to the funds. The Investment Adviser will provide the services under this Agreement in accordance with each of the Fund's investment objectives, policies, and restrictions as stated in the Prospectus and resolutions of the Company's Board of Directors. The Investment Adviser further agrees that it:

     (a) will use the same skill and care in providing such services as it uses in providing services to fiduciary accounts for which it has investment responsibilities;

     (b) will conform with all applicable Rules and Regulations of the Securities and Exchange Commission under the 1940 Act and in addition will conduct its activities under this Agreement in accordance with any applicable regulations of any governmental authority pertaining to the investment advisory activities of the Investment Adviser;

     (c) will not make loans to any person to purchase or carry units of beneficial interest ("shares") in the Company or make loans to the Company;

     (d) will place or cause to be placed orders for the Funds either directly with the issuer or with any broker or dealer. In placing orders with brokers and dealers, the Investment Adviser will attempt to obtain prompt execution of orders in an effective manner at the most favorable price. The Investment Adviser may cause a Fund to pay a broker which provides brokerage and research services to the Investment Adviser a commission for effecting a securities transaction in excess of the amount another broker might have charged. Such higher commissions may not be paid unless the Investment Adviser determines in good faith that the amount paid is reasonable in relation to the services received in terms of the particular transaction or the Investment Adviser's overall responsibilities to the Company and any other of the Investment Adviser's clients. In no instance will portfolio securities be purchased from or sold to the Investment Adviser, or any affiliated person of the Company or the Investment Adviser;

     (e) will maintain all books and records with respect to the securities transactions of the Funds and will furnish the Company's Board of Directors with such periodic and special reports as the Board may request;

     (f) will treat confidentially and as proprietary information of the Company all records and other information relative to the Company and the Funds and prior, present, or potential shareholders, and will not use such records and information for any purpose other than performance of its responsibilities and duties hereunder, except after prior notification to and approval in writing by the Company, which approval shall not be unreasonably withheld and may not be withheld where the Investment Adviser may be exposed to civil or criminal contempt proceedings for failure to comply, when requested to divulge such information by duly constituted authorities, or when so requested by the Company, and;

     (g) will maintain its policy and practice of conducting its fiduciary functions independently. In making investment recommendations for the Funds, the Investment Adviser's personnel will not inquire or take into consideration whether the issuers of securities proposed for purchase or sale for the Company's account are customers of the Investment Adviser or of its parent or its subsidiaries or affiliates. In dealing with such customers, the Investment Adviser and its parent, subsidiaries, and affiliates will not inquire or take into consideration whether securities of those customers are held by the Company.

4. SERVICES NOT EXCLUSIVE. The investment management services furnished by the Investment Adviser hereunder are not to be deemed exclusive, and the Investment Adviser shall be free to furnish similar services to others so long as its services under this Agreement are not impaired thereby.

5. BOOKS AND RECORDS. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Investment Adviser hereby agrees that all records which it maintains for the funds are the property of the Company and further agrees to surrender promptly to the Company any of such records upon the Company's request. The Investment Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by Rule 31a-1 under the 1940 Act.

6. EXPENSES. During the term of this agreement, the Investment Adviser will pay all expenses incurred by it in connection with its activities under this Agreement other than the cost of securities (including brokerage commissions, if any) purchased for the Funds.

7. COMPENSATION. For the services provided and the expenses assumed pursuant to this Agreement, each of the Funds will pay the Investment Adviser and the Investment Adviser will accept as full compensation therefore a fee equal to the fee set forth on Schedule A hereto. The obligations of the funds to pay the above described fee to the Investment Adviser will begin as of the respective dates of the initial public sale of shares in the Funds.

     If in any fiscal year the aggregate expenses of any of the Funds (as defined under the securities regulations of any state having jurisdiction over the Company) exceed the expense limitations of any such state, the Investment Adviser will reimburse the Fund for a portion of such excess expenses equal to such excess times the ratio of the fees otherwise payable by the Fund to the Investment Adviser hereunder and to IMG under the Management and Administration Agreement between IMG and the Company. The obligation of the Investment Adviser to reimburse the Funds hereunder is limited in any fiscal year to the amount of its fee hereunder for such fiscal year, provided however, that notwithstanding the foregoing, the Investment Adviser shall reimburse the Funds for such proportion of such excess expenses regardless of the amount paid to it during such fiscal year to the extent that the securities regulations of any state having jurisdiction over the Company so require. Such expense reimbursement, if any will be estimated daily and reconciled and paid on a monthly basis.

8. LIMITATION OF LIABILITY. The Investment Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Funds in connection with the performance of this Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith, or negligence on the part of the Investment Adviser in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement.

9. DURATION AND TERMINATION. This Agreement will become effective as of the date first written above (of, if a particular fund is not in existence on that date, on the date a registration statement relating to that Fund becomes effective with the Securities and Exchange Commission), provided that it shall have been approved by vote of a majority of the outstanding voting securities of such Fund, in accordance with the requirements under the 1940 Act, and, unless sooner terminated as provided herein, shall continue in effect until December 31, 1999.

     Thereafter, if not terminated, this Agreement shall continue in effect as to a particular Fund for successive annual periods, provided such continuance is specifically approved at least annually (a) by the vote of a majority of those members of the Company's Board of Directors who are not parties to this Agreement or interested persons of any party to this Agreement, cast in person at a meeting called for the purpose of voting on such approval, and (b) by the vote of a majority of the Company's Board of Directors or by vote of a majority of all votes attributable to the outstanding shares of such Fund. Notwithstanding the foregoing, this Agreement may be terminated as to a particular Fund at any time on sixty days' written notice, without the payment of any penalty, by the Company (by vote of the Company's Board of Directors or by vote of a majority of the outstanding voting securities of such Fund) or by the Investment Adviser. This Agreement will immediately terminate in the event of its assignment. (As used in this Agreement, the terms "majority of the outstanding voting securities", "interested persons" and "assignment" shall have the same meanings as ascribed to such terms in the 1940 Act.)

10. INVESTMENT ADVISER'S REPRESENTATIONS. The Investment Adviser hereby represents and warrants that it is willing and possess all requisite legal authority to provide the services contemplated by this Agreement without violation of applicable law and regulations, including but not limited to the Glass-Steagall Act and the regulations promulgated thereunder.

11. AMENDMENT TO THIS AGREEMENT. No provision of this Agreement may be changed, waived, discharged, or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge, or termination is sought.

12. MISCELLANEOUS. The names "Vintage Mutual Funds, Inc." and "Directors of the Vintage Mutual Funds, Inc.", refer respectively to the Company created and the Directors, as directors but not individually or personally. The obligations of the Company entered into in the name or on behalf thereof by any of the Directors, representatives or agents are made not individually, but in such capacities, and are not binding upon any of the Directors, Shareholders, or representatives of the Company personally, but bind only the assets of the Company, and all persons dealing with any series of shares of the Company must look solely to the assets of the Company belonging to such series for the enforcement of any claims against the Company.

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.

                                           Vintage Mutual Funds, Inc.
                                     By: /S/
                                            ------------------------------------


                                           Investors Management Group, Ltd.
                                     By: /S/
                                            ------------------------------------

                                Schedule A to the
                          Investment Advisory Agreement
                   Between the Vintage Mutual Funds, Inc. and
                           Investors Management Group

        NAME OF FUND                     COMPENSATION

Institutional Money Market Fund        Annual rate of thirty-five one-hundredths
                                       of one percent (0.35%) of the average
                                       daily net assets of such Fund.

Government Assets Fund                 Annual rate of forty one-hundredths of
                                       one percent (0.40%) of the average daily net assets of such Fund.

Liquid Assets Fund                     Annual rate of thirty-fiveone-hundredths
                                       of one percent (0.35%) of the average
                                       daily net assets of such Fund.

Municipal Assets Fund                  Annual rate of thirty-five one-hundredths
                                       of one percent (0.35%) of the average
                                       daily net assets of such Fund.

Institutional Reserves Fund            Annual rate of thirty-five one-hundredths
                                       of one percent (0.35%) of the average
                                       daily net assets of such Fund.

Vintage Limited Term Bond Fund         Annual rate of fifty one-hundredths of
                                       one percent (0.50%) of the average daily net assets of such Fund.

Vintage Bond Fund                      Annual rate of fifty-five one-hundredths
                                       of one percent (0.55%) of the average
                                       daily net assets of such Fund

Vintage Municipal Bond Fund            Annual rate of fifty one-hundredths of
                                       one percent (0.50%) of the average daily net assets of such Fund.



* All fees are computed daily and paid monthly.

                          PROXY/VOTING INSTRUCTION CARD

                        SPECIAL MEETING DECEMBER 16, 2005
                 THIS PROXY IS SOLICITED ON BEHALF OF VINTAGE'S
                               BOARD OF DIRECTORS

Revoking any such prior appointments, the undersigned, a Shareholder of Vintage Mutual Funds, Inc. ("VINTAGE"), hereby appoints, Amy Mitchell, Vera Lichtenberger and Jeffrey D. Lorenzen and each of them, proxies, with full power of substitution, for and on behalf of the undersigned to vote, as designated below, as a Shareholder in VINTAGE as of the date of record, and as fully as the undersigned would be entitled to vote if personally present, at the Special Meeting of Shareholders to be held at 1415 28th Street, Century II Building, Suite 200, West Des Moines, Iowa on December 16, 2005 at 8:30 am local time, and at any postponements or adjournments thereof.

THE VOTE OF THE SHAREHOLDER REPRESENTED BY THIS PROXY/VOTING INSTRUCTION, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BELOW, OR IF NO DIRECTION IS MADE, WILL BE VOTED IN FAVOR OF ALL PROPOSALS AND EACH OF THE OTHER ITEMS SET FORTH ON THE PROXY.

FOR THE REASONS SET FORTH IN THIS PROXY STATEMENT, THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" ALL PROPOSALS.

Please mark boxes in ink. Sign, date and return this Proxy promptly, using the enclosed postage-paid envelope.

     Proposal 1: To approve a new Investment Advisory Agreement with Investors Management Group, Ltd. to be effective upon the closing of the acquisition of Investors Management Group, Ltd. by West Bancorporation, Inc.


                     [ ]  FOR     [ ]  AGAINST     [ ]  ABSTAIN



In the discretion of such proxy holders, upon such other business as may properly come before the Meeting or any and all postponements or adjournments thereof.

                     [ ]  FOR     [ ]  AGAINST     [ ]  ABSTAIN

     The undersigned hereby acknowledges receipt of the Notice of Special Meeting of Shareholders, dated November 14, 2005 and the Proxy Statement furnished therewith.




     SHAREHOLDER NAME            PORTFOLIO                        # SHARES






VINTAGE SHAREHOLDER:

Signature:  ____________________________________________

Dated:

TO SAVE VINTAGE ADDITIONAL VOTE SOLICITATION EXPENSES, PLEASE SIGN, DATE AND RETURN THIS PROXY PROMPTLY, USING THE ENCLOSED ENVELOPE.